Great-West Lifeco Inc.
                                    Release



Readers are referred to the disclaimer regarding Forward-Looking Information and Non-GAAP Financial Measures at the end of this Release.

                                                                         TSX:GWO

              Great-West Lifeco reports first quarter 2005 results

London, ON May 5, 2005 ... Great-West Lifeco Inc. (Lifeco) has reported net income attributable to common shareholders, excluding restructuring charges related to the acquisition of Canada Life Financial Corporation (CLFC), of $423 million for the three months ended March 31, 2005, compared to $383 million reported a year ago. On a per share basis, this represents $0.475 per common share for the first quarter of 2005, an increase of 11% compared to a year ago. Net income, after restructuring costs, attributable to common shareholders for the quarter was $419 million, up from $376 million.

Lifeco experienced solid operating results in all major business segments and significant growth in net income attributable to common shareholders.

Highlights
     o Earnings per common share for the first quarter of 2005, excluding restructuring charges, increased 11% compared to a year ago.
     o Return on common shareholders' equity, excluding restructuring costs, was 20.7% for the twelve months ended March 31, 2005.
     o Assets under administration at March 31, 2005 totalled $167 billion, up $2.1 billion from December 31, 2004 levels.
     o Quarterly dividends declared were 19.5(cent) per common share, payable June 30, 2005. Dividends paid on common shares for the three months ended March 31, 2005 were 21% higher than a year ago.

Consolidated net earnings for Lifeco are the net operating earnings of The Great-West Life Assurance Company (Great-West Life), Canada Life Financial Corporation (CLFC), London Life Insurance Company (London Life) and Great-West Life & Annuity Insurance Company (GWL&A), together with Lifeco's corporate results.


                                                                           .../2

CANADA

Consolidated net earnings of the Canadian segment of Lifeco attributable to common shareholders for the first quarter of 2005 increased 27% to $186 million from $147 million at March 31, 2004.

Total sales for the three months ended March 31, 2005 were $1.8 billion, an increase of $116 million over the first quarter of 2004. Fee income for the period increased $18 million.

Total assets under administration at March 31, 2005 were $82.6 billion, up $0.9 billion from December 31, 2004 levels, with increases in the general fund of $0.2 billion and in segregated funds of $0.7 billion.


EUROPE

Consolidated net earnings of the European segment of Lifeco attributable to common shareholders for the first quarter of 2005 increased 31% to $101 million from $77 million at March 31, 2004.

Total sales for the three months ended March 31, 2005 were $2.1 billion, an increase of $495 million over the first quarter of 2004. Fee income for the period increased $48 million.

Total assets under administration at March 31, 2005 were $39.5 billion, up $0.6 billion from December 31, 2004 levels, with increases in the general fund of $0.3 billion and increases in segregated funds of $0.3 billion.


UNITED STATES

Consolidated net earnings of the United States segment of Lifeco attributable to common shareholders for the first quarter of 2005 in US $, increased 9% to $110 million from $101 million at March 31, 2004. Translated to Canadian $, earnings were $144 million compared to $159 million in 2004.

Total sales for the three months ended March 31, 2005 were US $645 million, reflecting an increase in Financial Services sales, offset by lower Healthcare sales. Fee income for the period increased by US $29 million.

Total assets under administration at US $37.1 billion at March 31, 2005 were essentially unchanged from December 31, 2004 levels.


CORPORATE

Corporate net earnings for Lifeco attributable to common shareholders, were a net charge of $12 million for the first quarter of 2005. These results are mostly comprised of restructuring costs related to the CLFC acquisition and U.S. withholding tax incurred by Lifeco in the course of receiving dividends from U.S. subsidiaries.



                                                                           .../3



QUARTERLY DIVIDENDS

At its meeting today, the Board of Directors approved a quarterly dividend of $0.195 per share on the common shares of the Company payable June 30, 2005 to shareholders of record at the close of business June 2, 2005.

In addition, the Directors approved quarterly dividends on: o Series D First Preferred Shares $0.293750 per share; o Series E First Preferred Shares $0.30 per share; o Series F First Preferred Shares $0.36875 per share; and
o Series G First Preferred Shares of $0.325 per share payable June 30, 2005 to shareholders of record at the close of business June 2, 2005.


GREAT-WEST LIFECO

Great-West Lifeco Inc. (TSX:GWO) is a financial services holding company with interests in the life insurance, health insurance, retirement savings, and reinsurance businesses. The Company has operations in Canada and internationally through The Great-West Life Assurance Company, London Life Insurance Company and The Canada Life Assurance Company, and in the United States through Great-West Life & Annuity Insurance Company and The Canada Life Assurance Company. Lifeco and its companies, including Canada Life have $167 billion in assets under administration. Great-West Lifeco is a member of the Power Financial Corporation group of companies.


Forward-Looking Information and Non-GAAP Financial Measures
This release may contain forward-looking statements about the Company, including its business operations, strategy and expected financial performance and condition. Forward-looking statements include statements that are predictive in nature, depend upon or refer to future events or conditions, or include words such as "expects", "anticipates", "intends", "plans", "believes", "estimates" or negative versions thereof and similar expressions. In addition, any statement that may be made concerning future financial performance (including revenues, earnings or growth rates), ongoing business strategies or prospects, and possible future Company action, is also a forward-looking statement. Forward-looking statements are based on current expectations and projections about future events and are inherently subject to, among other things, risks, uncertainties and assumptions about the Company, economic factors and the insurance industry generally. They are not guarantees of future performance, and actual events and results could differ materially from those expressed or implied by forward-looking statements made by the Company due to, but not limited to, important factors such as general economic, political and market factors in North America and internationally, interest and foreign exchange rates, global equity and capital markets, business competition, technological change, changes in government regulations, unexpected judicial or regulatory proceedings, catastrophic events, and the Company's ability to complete strategic transactions and integrate acquisitions. The reader is cautioned that the foregoing list of important factors is not exhaustive. The reader is also cautioned to consider these and other factors carefully and not place undue reliance on forward-looking statements. Other than as specifically required by applicable law, the Company has no specific intention to update any forward-looking statements whether as a result of new information, future events or otherwise.



                                                                           .../4



Net income, basic earnings per common share and return on common shareholders' equity are presented before restructuring as a measure of earnings performance excluding acquisition related restructuring charges. These are non-GAAP financial measures that do not have standard meanings and are not directly comparable to similar measures used by other issuers.


Further information
Selected financial information is attached.

Great-West Lifeco's first quarter analyst teleconference will be held Thursday, May 5, at 3:00 p.m. (Eastern). The call can be accessed through www.greatwestlifeco.com or by phone, through listen-only lines at:

     o    Participants in the Toronto area: 416-405-8532
     o    Participants from North America: 1-877-295-2825
     o Participants from Overseas: Dial international access code first, then 800-3420-4230.

A replay of the call will be available from May 5, until May 12, and can be accessed by calling 1-800-408-3053 or 416-695-5800 in Toronto (passcode:
3149494#).

Additional information relating to Lifeco, including most recent interim unaudited financial statements, interim Management's Discussion and Analysis (MD&A), and CEO/CFO certificates will be filed on SEDAR at www.sedar.com.



                                     - end -



For more information contact:

Marlene Klassen
Director, Media & Public Relations
(204) 946-7705
marlene.klassen@gwl.ca



                        FINANCIAL HIGHLIGHTS (unaudited)
                    (in $ millions except per share amounts)



                                                                                     2005        2004       % Change
-----------------------------------------------------------------------------------------------------------------------

For the three months ended March 31
   Premiums:
   Life insurance, guaranteed annuities and insured health products                   $ 4,528     $ 3,411          33%
   Self-funded premium equivalents (ASO contracts)                                      1,890       2,007          -6%
   Segregated funds deposits:
     Individual products                                                                1,572       1,658          -5%
     Group products                                                                     1,228       2,613         -53%
                                                                                  -------------------------------------
   Total premiums and deposits                                                          9,218       9,689          -5%
                                                                                  -------------------------------------

   Fee and other income                                                                   614         532          15%
   Paid or credited to policyholders                                                    4,816       3,769          28%

   Net income - common shareholders before restructuring costs (1)                        423         383          10%
   Restructuring costs after tax (1)                                                        4           7         -43%
   Net income - common shareholders                                                       419         376          11%

-----------------------------------------------------------------------------------------------------------------------
Per Common Share
   Basic earnings before restructuring costs (1)                                      $ 0.475     $ 0.428          11%
   Restructuring costs after tax (1)                                                    0.004       0.007         -43%
   Basic earnings after restructuring costs                                             0.471       0.421          12%
   Dividends paid                                                                       0.195     0.16125          21%
   Book value                                                                            9.38        8.70           8%

-----------------------------------------------------------------------------------------------------------------------
Return on common shareholders' equity (12 months):
   Net income before restructuring costs (1)                                            20.7%       19.8%
   Net income                                                                           20.4%       19.5%

-----------------------------------------------------------------------------------------------------------------------
At March 31
   Total assets                                                                      $ 97,036    $ 99,338          -2%
   Segregated funds assets                                                             69,927      66,147           6%
                                                                                  -------------------------------------
   Total assets under administration                                                $ 166,963   $ 165,485           1%
                                                                                  =====================================
   Share capital and surplus                                                          $ 8,857     $ 7,965          11%



(1) Following the acquisition of Canada Life Financial Corporation (CLFC) by the Company, a plan was developed to restructure and exit selected operations of CLFC (see note 2 in the Company's interim financial statements). The costs include $350 that was recognized as part of the purchase equation of CLFC, and $98 to be charged to income as it is incurred. Net income, basic earnings per common share and return on common shareholders' equity are presented before restructuring as a measure of earnings performance, excluding restructuring charges related to the acquisition of CLFC, and incurred during the period.


                 SUMMARY OF CONSOLIDATED OPERATIONS (unaudited)
                    (in $ millions except per share amounts)

                                                                       For the three months
                                                                          ended March 31
                                                                    ----------------------------
                                                                        2005          2004
                                                                    ----------------------------

Income
    Premium income                                                        $ 4,528       $ 3,411
    Net investment income                                                   1,292         1,358
    Fee and other income                                                      614           532
                                                                    ----------------------------
                                                                            6,434         5,301
                                                                    ----------------------------

Benefits and Expenses
    Paid or credited to policyholders and beneficiaries
         including policyholder dividends and experience refunds            4,816         3,769
    Commissions                                                               329           291
    Operating expenses                                                        564           584
    Premium taxes                                                              61            52
    Financing charges (note 3)                                                 48            52
    Amortization of finite life intangible assets                               5             3
    Restructuring costs (note 2)                                                7             9
                                                                    ----------------------------
Net income before income taxes                                                604           541

Income taxes       - current                                                   29           164
                   - future                                                   120           (27)
                                                                    ----------------------------

Net income before non-controlling interests                                   455           404

Non-controlling interests (note 6)                                             29            25
                                                                    ----------------------------
Net income - shareholders                                                     426           379

Perpetual preferred share dividends                                             7             3
                                                                    ----------------------------
Net income - common shareholders                                            $ 419         $ 376
                                                                    ============================
Earnings per common share (note 10)

    Basic                                                                 $ 0.471       $ 0.421
                                                                    ============================

    Diluted                                                               $ 0.466       $ 0.417
                                                                    ============================


                     CONSOLIDATED BALANCE SHEET (unaudited)
                                 (in $ millions)

                                                                       March 31,            December 31,      March 31,
                                                                          2005               2004               2004
                                                                     ---------------     --------------     --------------
       Assets

       Bonds                                                               $ 55,439           $ 54,960           $ 55,695
       Mortgage loans                                                        14,643             14,554             15,150
       Stocks                                                                 3,567              3,405              3,260
       Real estate                                                            1,679              1,646              1,606
       Loans to policyholders                                                 6,572              6,499              6,709
       Cash and certificates of deposit                                       2,804              2,472              2,265
       Funds held by ceding insurers                                          2,209              2,337              3,914
       Goodwill                                                               5,328              5,328              5,366
       Intangible assets                                                      1,498              1,508              1,399
       Other assets                                                           3,297              3,142              3,974
                                                                     ---------------     --------------     --------------
       Total assets                                                        $ 97,036           $ 95,851           $ 99,338
                                                                     ===============     ==============     ==============

       Liabilities

       Policy liabilities
       Actuarial liabilities                                               $ 66,704           $ 65,822           $ 68,265
       Provision for claims                                                   1,081                997                946
       Provision for policyholder dividends                                     595                589                535
       Provision for experience rating refunds                                  507                611                599
       Policyholder funds                                                     2,067              2,076              2,164
                                                                     ---------------     --------------     --------------
                                                                             70,954             70,095             72,509

       Debentures and other borrowings (note 4)                               2,092              2,088              2,572
       Funds held under reinsurance contracts                                 4,376              4,374              4,790
       Other liabilities                                                      4,295              4,356              4,993
       Repurchase agreements                                                    800                676                736
       Deferred net realized gains                                            2,168              2,164              2,355
                                                                     ---------------     --------------     --------------
                                                                             84,685             83,753             87,955

       Preferred shares (note 7)                                                797                797                927
       Capital trust securities and debentures (note 5)                         650                651                518
       Non-controlling interests (note 6)
       Participating surplus in subsidiaries                                  1,680              1,654              1,603
       Preferred shares issued by subsidiaries                                  209                209                209
       Perpetual preferred shares issued by subsidiaries                        158                159                161

       Share capital and surplus

       Share capital (note 7)
       Perpetual preferred shares                                               499                499                199
       Common shares                                                          4,659              4,651              4,662
       Surplus                                                                4,140              3,904              3,201
       Currency translation account                                            (441)              (426)               (97)
                                                                     ---------------     --------------     --------------
                                                                              8,857              8,628              7,965
                                                                     ---------------     --------------     --------------
       Liabilities, share capital and surplus                              $ 97,036           $ 95,851           $ 99,338
                                                                     ===============     ==============     ==============



                 CONSOLIDATED STATEMENT OF SURPLUS (unaudited)
                                (in $ millions)


                                                                      For the three months
                                                                         ended March 31
                                                            -----------------------------------------
                                                                 2005                    2004
                                                            ---------------       -------------------

Balance, beginning of year                                         $ 3,904                   $ 2,993

Net income                                                             426                       379

Change in accounting policy - stock option expense                       -                        (4)

Contributed surplus - Stock option expense
Change in accounting policy                                              -                         5
Current year expense (note 8)                                            2                         2

Common share cancellation excess                                       (11)                      (27)

Dividends to shareholders
Perpetual preferred shareholders                                        (7)                       (3)
Common shareholders                                                   (174)                     (144)
                                                            ---------------       -------------------

Balance, end of period                                             $ 4,140                   $ 3,201
                                                            ===============       ===================



                CONSOLIDATED STATEMENT OF CASH FLOWS (unaudited)
                                 (in $ millions)

                                                                                For the three months
                                                                                  ended March 31
                                                                         ---------------------------------
                                                                              2005              2004
                                                                         ---------------   ---------------

Operations
   Net income                                                                     $ 426             $ 379
   Adjustments for non-cash items:
      Change in policy liabilities                                                  879               677
Change in funds held by ceding insurers                                             128               228
      Change in funds held under reinsurance contracts                                2              (174)
      Change in current income taxes payable                                       (153)              (71)
      Future income tax expense                                                     120               (27)
      Other                                                                        (362)              (42)
                                                                         ---------------   ---------------
Cash flows from operations                                                        1,040               970

Financing Activities
   Issue of common shares                                                            10                12
   Purchased and cancelled common shares                                            (13)              (33)
   Repayment of debentures and other borrowings                                      (1)               (8)
   Dividends paid                                                                  (181)             (147)
                                                                         ---------------   ---------------
                                                                                   (185)             (176)

Investment Activities
   Bond sales and maturities                                                      9,223            10,215
   Mortgage loan repayments                                                         842               455
   Stock sales                                                                      240               418
   Real estate sales                                                                 36                34
   Change in loans to policyholders                                                 (37)              (11)
   Change in repurchase agreements                                                  112               227
   Reinsurance transactions                                                           -              (428)
   Investment in bonds                                                           (9,528)          (10,913)
   Investment in mortgage loans                                                    (970)             (466)
   Investment in stocks                                                            (389)             (500)
   Investment in real estate                                                        (52)              (21)
                                                                         ---------------   ---------------
                                                                                   (523)             (990)

Increase (decrease) in cash and certificates of deposit                             332              (196)

Cash and certificates of deposit, beginning of year                               2,472             2,461
                                                                         ---------------   ---------------
Cash and certificates of deposit, end of period                                 $ 2,804           $ 2,265
                                                                         ===============   ===============


Notes to Interim Consolidated Financial Statements (unaudited)
(in $ millions except per share amounts)

1.   Basis of Presentation and Summary of Accounting Policies

(a) The interim unaudited consolidated financial statements of Great-West Lifeco Inc. (Lifeco or the Company) at March 31, 2005 have been prepared in accordance with Canadian generally accepted accounting principles, using the same accounting policies and methods of computation followed in the consolidated financial statements for the year ended December 31, 2004, except as noted below. These interim consolidated financial statements should be read in conjunction with the consolidated financial statements and notes thereto in the Company's annual report dated December 31, 2004.

(b)  New Accounting Requirements for 2005

     Consolidation of Variable Interest Entities

     Effective January 1, 2005, the Company adopted the Canadian Institute of Chartered Accountants (CICA) Handbook Accounting Guideline on Consolidation of Variable Interest Entities. As a result, the Company will no longer consolidate Great-West Life Capital Trust (GWLCT) and Canada Life Capital Trust (CLCT) but will recognize the related debentures, refer to note 5. There is no impact of this change in accounting policy to common shareholder net income or basic earnings per common share.

     Financial Instruments - Disclosure and Presentation

     Effective January 1, 2005, the CICA Handbook Section on Financial Instruments - Disclosure and Presentation was amended to require liability classification, for certain financial instruments. This change in accounting policy has been applied retroactively, refer to notes 5 and 7. There is no impact of this change in accounting policy to common shareholder net income or basic earnings per common share.

(c) Certain of 2004 amounts presented for comparative purposes have been reclassified to conform to the presentation adopted in the current year.

2.   Restructuring Costs

     Restructuring costs related to the acquisition of Canada Life Financial Corporation (CLFC) incurred for the three months ended March 31, 2005 were $39 ($49 for the three months ended March 31, 2004). Of this amount $7 before tax ($4 after tax) ($9 before tax ($7 after tax) in 2004) was charged to income and $32 ($40 in 2004) was charged against the amount accrued as part of the purchase equation of CLFC. Of the $448 total estimated restructuring costs, $384 of these costs have been utilized with the remaining $64 expected to be utilized in 2005. These restructuring costs are related to the elimination of duplicate systems, exiting and consolidating operations and compensation costs. These activities are expected to be substantially completed by the end of 2005.

3.   Financing Charges

     Financing charges include interest on long-term debentures and other borrowings, previously classified as part of net investment income, together with distributions and interest on capital trust securities and debentures and preferred shares now classified as liabilities as described in note 7 to the financial statements.



                                                                                                     For the three months ended
                                                                                                             March 31
                                                                                               -------------------------------------
                                                                                                    2005                   2004
                                                                                               ----------------      ---------------
Interest on long-term debentures and other borrowings                                                     $ 29                 $ 34
Preferred share dividends                                                                                   10                   11
Distributions and interest on capital trust securities and debentures                                       12                   12
Distributions on capital trust securities held by consolidated group as temporary investments               (3)                  (5)
                                                                                               ----------------      ---------------
Total                                                                                                     $ 48                 $ 52
                                                                                               ================      ===============

4.   Debentures and Other Borrowings

     Debentures and other borrowings consist of the following:


                                                                                        March 31,      December 31,      March 31,
                                                                                           2005            2004            2004
                                                                                     --------------- ---------------- --------------
Short Term
    Commercial paper and other short term borrowings with interest
         rates from 2.6% to 3.1% (2.2% to 2.5% in 2004)                                  $ 114           $ 114           $ 121
    Revolving credit in respect of reinsurance business with interest rates
         from 2.8% to 3.6% maturing within one year (2.2% to 3.2% in 2004)                  18              20              26
                                                                                    ---------------- ---------------- --------------
Total Short Term                                                                           132             134             147
Long Term
  Operating:
    Notes payable with interest rate of 8.0%                                                10              10              11
  Capital:
  Lifeco
    Five year term facility at rates of: $119 at Canadian 90-day Bankers'
         Acceptance; $31 at 90-day LIBOR rate                                              150             149             597
    6.75% Debentures due August 10, 2015, unsecured                                        200             200             200
    6.14% Debentures due March 21, 2018, unsecured                                         200             200             200
    6.74% Debentures due November 24, 2031, unsecured                                      200             200             200
    6.67% Debentures due March 21, 2033, unsecured                                         400             400             400
                                                                                    ---------------- ----------------- -------------
                                                                                         1,150           1,149           1,597
Canada Life
    Subordinated debentures due September 19, 2011 bearing a fixed rate of 8% until 2006 and, thereafter, at a rate equal to the Canadian
         90-day Bankers' Acceptance rate plus 1%, unsecured                                250             250             250
    Subordinated debentures due December 11, 2013 bearing a
         fixed rate of 5.8% until 2008 and, thereafter, at a rate equal to the
         Canadian 90-day Bankers' Acceptance rate plus 1%, unsecured                       200             200             200
    6.40% Subordinated debentures due December 11, 2028, unsecured                         100             100             100
    Acquisition related fair market value adjustment                                        34              35              38
                                                                                    ---------------- ----------------- -------------
                                                                                           584             585             588
  Great-West Life & Annuity Insurance Capital, LP
    6.625% Deferrable debentures due November 15, 2034, unsecured                          216             210               -

  Great-West Life & Annuity Insurance Company
    7.25% Subordinated capital income securities redeemable by the Company
         on or after June 30, 2004, due June 30, 2048, unsecured (U.S.$175)                  -               -             229

                                                                                    ---------------- ----------------- -------------
Total Long Term                                                                          1,960           1,954           2,425
                                                                                    ---------------- ----------------- -------------
Total Debentures and Other Borrowings                                                  $ 2,092         $ 2,088         $ 2,572
                                                                                    ================ ================= =============


5.   Capital Trust Securities and Debentures


                                                                         March 31,         December 31,        March 31,
                                                                            2005               2004               2004
                                                                      -----------------  ------------------ -----------------
Capital trust securities:
 Trust securities issued by GWLCT                                      $       -                     $ 350             $ 350
 Trust securities issued by CLCT                                               -                       450               450
                                                                      -----------------  ------------------ -----------------
                                                                                     -                 800               800
Capital trust debentures:
 5.995% senior debentures due December 31, 2052, unsecured (GWLCT)                 350             -                 -
 6.679% senior debentures due June 30, 2052, unsecured (CLCT)                      300
 7.529% senior debentures due June 30, 2052, unsecured (CLCT)                      150             -                 -
                                                                      -----------------  ------------------ -----------------
                                                                                   800             -                 -
Acquisition related fair market value adjustment                                    36                  37                40
Trust securities held by consolidated group
     as temporary investments                                                     (186)               (186)             (322)
                                                                      -----------------  ------------------ -----------------
Total                                                                   $          650               $ 651             $ 518
                                                                      =================  ================== =================


     GWLCT, a trust established by The Great-West Life Assurance Company (Great-West), had issued $350 of capital trust securities, the proceeds of which were used by GWLCT to purchase Great-West senior debentures in the amount of $350, and CLCT, a trust established by The Canada Life Assurance Company (Canada Life), had issued $450 of capital trust securities, the proceeds of which were used by CLCT to purchase Canada Life senior debentures in the amount of $450. Effective January 1, 2005 the Company is not consolidating GWLCT and CLCT. The impact of this is to not recognize the capital trust securities issued by GWLCT and CLCT and to recognize the debentures issued to the trusts by Great-West and Canada Life. As a result, distributions and interest on the capital trust securities have been reclassified to financing charges on the Summary of Consolidated Operations (see note 3).

6.   Non-Controlling Interests

     The Company controlled a 100% equity interest in Great-West, London Life Insurance Company (London Life), The Canada Life Assurance Company (Canada
     Life) and Great-West Life & Annuity Assurance Company (GWL&A) at March 31, 2005 and March 31, 2004.

     (a) The non-controlling interests of GWL&A, Great-West, London Life, Canada Life and their subsidiaries reflected in the Summary of Consolidated Operations is as follows:

                                                                             2005       2004
                                                                          ---------- ----------
Participating policyholder
          Net income attributable to participating policyholder
             before policyholder dividends
               Great-West                                                      $ 30       $ 24
               London Life                                                      149        142
               Canada Life                                                       43         46
               GWL&A                                                             50         58

          Policyholder dividends
               Great-West                                                       (24)       (22)
               London Life                                                     (132)      (130)
               Canada Life                                                      (43)       (46)
               GWL&A                                                            (49)       (52)
                                                                          ---------- ----------
          Net income                                                             24         20
                                                                          ---------- ----------

Preferred shareholder dividends of subsidiaries                                   5          5
                                                                          ---------- ----------
Total                                                                          $ 29       $ 25
                                                                          ========== ==========


     (b) The carrying value of non-controlling interests consist of the following:


                                                      March 31,       December 31,     March 31,
                                                        2005            2004              2004
                                                    --------------  --------------    -------------
Participating surplus
          Great-West                                        $ 366           $ 360            $ 346
          London Life                                       1,098           1,081              998
          Canada Life                                          17              17               48
          GWL&A                                               199             196              211
                                                    --------------  --------------    -------------
                                                          $ 1,680         $ 1,654          $ 1,603
                                                    ==============  ==============    =============

Preferred shares issued by subsidiaries:
          Great-West Series L, 5.20% Non-Cumulative          $ 52            $ 52             $ 52
          Great-West Series O, 5.55% Non-Cumulative           157             157              157
                                                    --------------  --------------    -------------
                                                            $ 209           $ 209            $ 209
                                                    ==============  ==============    =============
Perpetual preferred shares issued by subsidiaries:
          CLFC Series B, 6.25% Non-Cumulative                 145             145              145
          Acquisition related fair market value adjustment     13              14               16
                                                    --------------  --------------    -------------
                                                            $ 158           $ 159            $ 161
                                                    ==============  ==============    =============

7.      Share Capital


Authorized
     Unlimited First Preferred Shares, Class A Preferred Shares and Second Preferred Shares
     Unlimited Common Shares

Issued and Outstanding
                                 March 31, 2005              December 31, 2004        March 31, 2004
                            --------------------------   ------------------------ ----------------------
                               Number     Stated Value     Number   Stated Value    Number  Stated Value
                            ------------- ------------   ---------- ------------- --------- ------------
Preferred Shares:
Classified as liabilities (1)
Series D, 4.70% Non-Cumulative,
First Preferred Shares          8,000,000      $ 200     8,000,000      $ 200     8,000,000       $ 200
Series E, 4.80% Non-Cumulative,
     First Preferred Shares    23,868,115        597    23,868,115        597    23,868,131         597
Series 1, 5.00% Non-Cumulative,
     First Preferred Shares            -          -             -          -      5,192,242         130
                            ------------- ------------   ---------- ------------- --------- ------------
                               31,868,115      $ 797    31,868,115      $ 797    37,060,373       $ 927
                            ============= ============ ============= ========== ========================

Perpetual Preferred Shares:
Classified as equity
Series F, 5.90% Non-Cumulative
     First Preferred Shares     7,957,001      $ 199     7,957,001      $ 199     7,957,006       $ 199
Series G, 5.20% Non-Cumulative
     First Preferred shares    12,000,000        300    12,000,000        300             -           -
                            ------------- ------------   ---------- ------------- --------- ------------
                               19,957,001      $ 499    19,957,001      $ 499     7,957,006       $ 199
                            ============= ============ ============= ========== ========================

Common Shares:
Balance, beginning of year    890,592,348    $ 4,651   893,123,924    $ 4,657   893,123,924     $ 4,658
Purchased and cancelled under
    Normal Course Issuer Bid     (476,000)        (2)   (5,217,700)       (26)   (1,369,000)         (7)
Issued under Stock Option Plan  1,102,790         10     2,686,124         20     1,651,278          11
                            ------------- ------------   ---------- ------------- --------- ------------
Balance, end of period        891,219,138    $ 4,659   890,592,348    $ 4,651   893,406,202     $ 4,662
                            ============= ============ ============= ========== ========================


(1) The adoption of the amendments to the CICA Handbook section on Financial Instruments - Disclosure and Presentation (refer to note 1(b)) resulted in the reclassification of the Series D, 4.70% Non-Cumulative, First Preferred Shares and the Series E, 4.80% Non-Cumulative, First Preferred Shares to liabilities. Dividends on preferred shares classified as liabilities have been reclassified as financing charges (refer to note
        3).

8.   Stock Based Compensation

     100,000 options were granted under the Company's stock option plan for the three months ended March 31, 2005 (141,000 options were granted during the first quarter of 2004). The weighted-average fair value of options granted during the three months ended March 31, 2005 was $6.68 per option ($6.53 per option during the three months ended March 31, 2004). Compensation expense of $2, after tax, has been recognized for the three months ended March 31, 2005 ($2 in 2004).

9.   Pension Plans and Other Post Retirement Benefits

     The total benefit costs included in operating expenses are as follows:


                                              For the three months ended
                                                       March 31
                                         --------------------------------------
                                              2005                  2004
                                         ----------------      ----------------
 Pension benefits                                   $ 18                  $ 16
 Other benefits                                       10                    14
                                         ----------------      ----------------
 Total                                              $ 28                  $ 30
                                         ================      ================


10.  Earnings Per Common Share


                                                                             For the three months
                                                                                 ended March 31
                                                                      -----------------------------------
                                                                             2005              2004

                                                                      ------------------- ---------------
 a)  Earnings

     Net income - common shareholders                                              $ 419           $ 376
                                                                      =================== ===============

 b)  Number of Common Shares at March 31

     Average number of common shares outstanding                             890,865,663     893,373,884
     Add:

         -Potential exercise of outstanding stock options                      8,206,778       8,502,772
                                                                      ------------------- ---------------

     Average number of common shares outstanding - diluted basis             899,072,441     901,876,656
                                                                      =================== ===============

 Earnings per Common Share

     Basic                                                                       $ 0.471         $ 0.421
                                                                      =================== ===============

     Diluted                                                                     $ 0.466         $ 0.417
                                                                      =================== ===============


11.  Related Party Transactions (changes since December 31, 2004 annual report)

     During the first quarter of 2005, Great-West Life & Annuity Insurance Company received $384 of funds that were invested by an affiliated company, Maxim Series Fund Inc. The Company recorded this transaction as premium income in the general account. All transactions were at market terms and conditions.


12.  Segmented Information
     Consolidated Operations

        For the three months ended March 31, 2005



                                                                            United        Lifeco
                                              Canada         Europe         States       Corporate        Total
                                           ------------   ------------   ------------   -----------   -------------
  Income:
    Premium income                             $ 1,509        $ 1,815        $ 1,204           $ -         $ 4,528
    Net investment income                          684            240            371            (3)          1,292
    Fee and other income                           189            131            294             -             614
                                           ------------   ------------   ------------   -----------   -------------
  Total income                                   2,382          2,186          1,869            (3)          6,434
                                           ------------   ------------   ------------   -----------   -------------

  Benefits and Expenses:
    Paid or credited to policyholders            1,519          1,941          1,356             -           4,816
    Other                                          579            118            304             1           1,002
    Restructuring costs                              -              -              -             7               7
    Amortization of intangible assets                4              1              -             -               5
                                           ------------   ------------   ------------   -----------   -------------
  Net operating income
    before income taxes                            280            126            209           (11)            604

  Income taxes                                      61             23             64             1             149
                                           ------------   ------------   ------------   -----------   -------------

  Net income before non-controlling
      interests                                    219            103            145           (12)            455

  Non-controlling interests                         26              2              1             -              29
                                           ------------   ------------   ------------   -----------   -------------

  Net income - shareholders                        193            101            144           (12)            426

  Perpetual preferred share dividends                7              -              -             -               7
                                           ------------   ------------   ------------   -----------   -------------
  Net income - common shareholders               $ 186          $ 101          $ 144         $ (12)          $ 419
                                           ============   ============   ============   ===========   =============


For the three months ended March 31, 2004



                                                                               United          Lifeco
                                               Canada          Europe          States        Corporate         Total
                                            -------------   -------------   -------------   ------------   --------------
Income:
  Premium income                                 $ 1,878         $ 1,302           $ 231            $ -          $ 3,411
  Net investment income                              675             248             435              -            1,358
  Fee and other income                               171              83             278              -              532
                                            -------------   -------------   -------------   ------------   --------------
Total income                                       2,724           1,633             944              -            5,301
                                            -------------   -------------   -------------   ------------   --------------

Benefits and Expenses:
  Paid or credited to policyholders                2,016           1,395             358              -            3,769
  Other                                              495             145             339              -              979
  Restructuring costs                                  -               -               -              9                9
  Amortization of intangible assets                    3               -               -              -                3
                                            -------------   -------------   -------------   ------------   --------------
Net operating income
  before income taxes                                210              93             247             (9)             541

Income taxes                                          42              14              83             (2)             137
                                            -------------   -------------   -------------   ------------   --------------

Net income before non-controlling
    interests                                        168              79             164             (7)             404

Non-controlling interests                             18               2               5              -               25
                                            -------------   -------------   -------------   ------------   --------------

Net income - shareholders                            150              77             159             (7)             379

Perpetual preferred share dividends                    3               -               -              -                3
                                            -------------   -------------   -------------   ------------   --------------

Net income - common shareholders                   $ 147            $ 77           $ 159           $ (7)           $ 376
                                            =============   =============   =============   ============   ==============